Exhibit 10.7

SHARE REPURCHASE AGREEMENT

Share Repurchase Agreement, dated June         , 2021 (the “Agreement”), by and between Krispy Kreme, Inc., a Delaware corporation (the “Company”), and the executive whose name appears on the signature line below (the “Shareholder”).

WHEREAS, prior to the date hereof Krispy Kreme Holdings, Inc. (“KKHI”) will merge with and into the Company, with the Company continuing as the surviving entity (the “Merger”), whereupon all equity interests the Shareholder holds in KKHI will be exchanged for equivalent equity interest of the Company;

WHEREAS, following the Merger, the Company intends to conduct an initial public offering (the “IPO”) of the Company’s common stock, par value $0.01 per share, (“Common Stock”);

WHEREAS, in connection with the IPO, the vesting of certain outstanding restricted stock units held by the Shareholder will be accelerated and entitle the Shareholder to receive                  shares of Common Stock (the “Shares”);

WHEREAS, in connection with the IPO, the Company desires to purchase and the Shareholder desires to sell to the Company, immediately following the IPO, the Shares at a per share price equal to the price per share to be paid by the underwriters for Common Stock in the IPO (the “Purchase Price”); and

WHEREAS, the Shareholder understands and acknowledges that: (a) the Company is making no representation or warranty whatsoever as to the value of the Shares; (b) he or she has been advised to consult with tax and financial consultants and legal counsel of his or her choosing; and (c) the repurchase of the Shares is irrevocable.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Shareholder hereby agree as follows:

1.    Purchase and Sale of the Shares. On or within two business days after the closing date of the IPO (the “Closing Date”), the Shareholder shall sell to the Company and the Company shall purchase from the Shareholder all of the Shares at the Purchase Price set forth in Section 2 below, payable as provided in Section 3 below.

2.    Purchase Price. The Company and the Shareholder agree that the purchase price per Share shall be the Purchase Price.

3.    Payment of Purchase Price. On the Closing Date, (a) the Company shall transfer in immediately available funds by electronic transfer an amount equal to the Purchase Price multiplied by the number of shares of Common Stock represented by the Shares, less any applicable withholding taxes (the “Aggregate Purchase Price”) to an account designated by the Shareholder, and (b) the Shareholder shall execute and deliver to the Company a receipt acknowledging the receipt of the Aggregate Purchase Price, in the form attached as Exhibit A hereto.

4.    Conditions to Closing. The obligation of the parties hereto to consummate the purchase and sale of the Shares pursuant to this Agreement is subject to the satisfaction of the following conditions:

(a)    there shall not be in force any injunction or order enjoining or prohibiting the purchase and sale of the Shares under this Agreement;

(b)    the Company’s consummation of the IPO; and

(c)    the representations and warranties of the Shareholder set forth in Section 5 (in the case of the Company’s obligations) and the Company in Section 6 (in the case of the Shareholder’s obligations) shall be true and correct as of the Closing Date as if then made.

5.    Representations and Warranties of the Shareholder. The Shareholder hereby makes the following representations and warranties to the Company.

(a)    Title to the Shares. As of the Closing Date, the Shareholder shall own and shall deliver the Shares, free and clear of any and all option, call, contract, commitment, mortgage, pledge, security interest, encumbrance, lien, tax, claim or charge of any kind or right of others of whatever nature, other than any arising out of, resulting from or in connection with any agreement, arrangement or understanding between the Shareholder and the Company.

(b)    Power and Authority. The Shareholder has the full right, power and authority to execute and deliver this Agreement and to perform his or her obligations hereunder; and all action required to be taken for the due and proper execution and delivery by the Shareholder of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly taken.

(c)    Due Execution. This Agreement has been duly executed and delivered by or on behalf of the Shareholder and constitutes a valid and binding agreement of the Shareholder enforceable in accordance with its terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, or other laws affecting enforcement of creditors’ rights or by general equitable principles.

(d)    No Conflicts. The execution, delivery and performance by the Shareholder of this Agreement will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Shareholder is a party or by which the Shareholder is bound, (b) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority and (c) require the consent, approval, authorization or order of, or registration, qualification o filing with, any court, regulatory authority, governmental body or any other third party, except, in the case of clauses (a) and (b) above, for any such conflict, breach, violation or default that would not materially and adversely affect the sale of the Shares and the consummation of any other transaction herein contemplated.

6.    Representations and Warranties of the Company. The Company hereby represents and warrants to the Shareholder as follows:

(a)    Existence. The Company has been duly organized and is validly existing and in good standing under the laws of the State of Delaware.

(b)    Power and Authority. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution nd delivery by it of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken.

(c)    Authorization. This Agreement has been duly authorized, executed and delivered by or on behalf of the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent enforcement hereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

(d)    No Conflicts. The execution, delivery and performance by the Company of this Agreement will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound, (b) result in any violation of the provisions of the Articles or (c) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (a) and (c) above, for any such conflict, breach violation or default that would not materially and adversely affect the purchase of the Shares and the consummation of any other transaction herein contemplated.

(e)    Funds. The Company will have as of the Closing Date sufficient cash available to pay the Aggregate Purchase Price to the Shareholder, as the case may be, on the terms and conditions contained herein, and three will be no restriction on the use of such cash for such purpose.

7.    Shareholder’s Release.

(a)    The Shareholder, on his or her own behalf and on behalf of each of his or her agents, representatives, assigns, heirs, executors, trustees and administrators (collectively, the “Releasors”) hereby irrevocably and unconditionally releases, settles, cancels, acquits, discharges and acknowledges to be fully satisfied, and covenants not to sue the Company, any direct and indirect parents and owners of the Company, and each of their respective subsidiaries, affiliates, successors and assigns, and each of their respective stockholders, partners, members, managers, employees, directors, officers, agents and other representatives (collectively, the “Releasees”) from any and all claims, contractual or otherwise, demands, costs, rights, causes of action, charges, debts, liens, promises, obligations, complaints, losses, damages and all liability of whatever kind and nature, whether known or unknown (“Claims”), and hereby waives any and all rights that he, she or it may have at the time of the signing hereof, at any time prior thereto, or that otherwise may exist or may have arisen with respect to, in connection with, related to, under or pursuant to any of the Shares, the certificate of incorporation, as amended from time to time, of the Company (the “Articles”), this Agreement or otherwise in connection with the offering, sale or purchase of the Shares by the Company, as applicable, or the purchase, ownership or sale of the Shares by the Shareholder, and acknowledges to be fully satisfied in all of his, her or its rights under this Agreement, the Articles and otherwise in respect of the Shares. Each of the Releasors hereby acknowledges and agrees that all of their rights, and all of the Company’s obligations, under this Agreement, the Articles and the Shares are hereby terminated. This release specifically includes Claims which may now exist but which at this time are unknown, unripe, unknowable or unanticipated, or which may or may not develop further at some point in the future and all potential Claims concerning any unforeseeable or unanticipated further developments of known Claims. However, this release does not include a Claim for payment of the Purchase Price in accordance with the terms of this Agreement.

(b)    The Releasors agree not to bring any action, suit or proceeding whatsoever (including the initiation of governmental proceedings or investigations of any type) against any of the Releasees hereto for any matter or circumstance concerning which the Releasors have released the Releasees under this Agreement. Further, the Releasors agree not to encourage, or cooperate with, any other person or suggest to any other person that he, she or it institute any legal action against any of the Releasees.

8.    Power of Attorney. The Shareholder hereby irrevocably appoints each officer of the Company (individually and collectively, the “Representative”) as the Shareholder’s true and lawful agent and attorney-in-fact, with full powers of substitution, to act in the Shareholder’s name, place and stead, to do or refrain from doing all such acts and things, and to execute and deliver all such documents, as the Representative shall deem necessary or appropriate to give effect to the transfer of the Shares to the Company and the transactions contemplated by this Agreement (including, but not limited to, executing and delivering, on the Shareholder’s behalf, any stock powers or similar transfer documentation). The appointment of the Representative shall be deemed coupled with an interest and as such shall be irrevocable and shall survive the death, incompetency, mental illness or insanity of the Shareholder, and any person dealing with the Representative may conclusively and absolutely rely, without inquiry, upon any act of the Representative as the act of the Shareholder in all matters referred to in this Section 8.

9.    Entire Agreement. This Agreement, together with the documents to be executed and delivered in accordance with the terms of this Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior or contemporaneous agreements, whether written or oral. This Agreement may only be amended by a written agreement signed by each party hereto and any purported amendment hereto in violation of this provision shall be null and void and without force or effect.

10.    Third-Party Beneficiaries. All Releasees under this Agreement who are not signatories to this Agreement shall be deemed to be third-party beneficiaries of this Agreement to the same extent as if they were signatories hereto. Except for the provisions of Section 7 that will be enforceable by the Releasees (each a “Third Party”), the parties do not intend that any term of this Agreement should be enforceable by any person who is not a party to this Agreement. Notwithstanding the foregoing, the parties may amend, vary, waive, terminate or rescind this Agreement at any time and in any way without the consent of any Third Party.

11.    Further Assurances. Each party hereto agrees with the other party hereto that it will cooperate with such other party and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other parties may reasonably request from time to time to effectuate the provisions and purposes of this Agreement. The Shareholder agrees not to disclose the terms hereof to any person or entity, other than the Shareholder’s attorneys, accountants, financial advisors, or members of the Shareholder’s immediate family; provided that this Agreement shall not be construed to prohibit any disclosure required by law.

12.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original (including signatures delivered via facsimile or electronic mail) with the same effect as if the signatures thereto and hereto were upon the same instrument. The parties hereto may deliver this Agreement by facsimile or by electronic mail and each party shall be permitted to rely on the signatures so transmitted to the same extent and effect as if they were original signatures.

13.    Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

14.    Jurisdiction, Waiver Of Jury Trial, Etc. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT THE ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN NEW YORK, NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT

FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS AS SET FORTH IN SECTION 7.03, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

EACH PARTY TO THIS AGREEMENT WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THE SHAREHOLDER (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE COMPANY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE COMPANY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT THE COMPANY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

15.    Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Shareholder have executed this Agreement as of the date first above written.

KRISPY KREME, INC.

By:
Name:
Title:

SHAREHOLDER

By:
Name:

[Signature Page to Share Repurchase Agreement]

Exhibit A

RECEIPT RELATING TO THE

THE SHARE REPURCHASE AGREEMENT

The undersigned hereby acknowledges receipt from Krispy Kreme, Inc. of the Aggregate Purchase Price referenced in the Share Repurchase Agreement between the undersigned and Krispy Kreme, Inc. (the “Share Repurchase Agreement”) which is in full payment of the purchase price for the purchased Shares referenced in the Share Repurchase Agreement. Capitalized terms used herein without definition shall have the meaning ascribed thereto under the Share Repurchase Agreement.

By:

Dated: